SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
             Soliciting Material Pursuant To Section 14(a) of
                    the Securities Exchange Act of 1934


 Filed by the Registrant  ( )

 Filed by a Party other than the Registrant  (X)

 Check appropriate box:

 ( )  Preliminary Proxy Statement
 ( )  Confidential, For Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
 ( )  Definitive Proxy Statement
 (X)  Definitive Additional Materials
 ( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          POOL ENERGY SERVICES CO.
              (Name of registrant as specified in its charter)


                          NABORS INDUSTRIES, INC.
                 (Name of Person(s) Filing Proxy Statement)

 Payment of Filing Fee (Check the appropriate box):

 (X)  No fee required.

 ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:
           (2)  Aggregate number of securities to which transaction applies:
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           (4)  Proposed maximum aggregate value of transaction:
           (5)  Total fee paid:

 ( )  Fee paid previously with preliminary materials:

      ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:
      (2)  Form, Schedule or Registration Statement no.:
      (3)  Filing Party:
      (4)  Date Filed:












                         [FORM OF PROXY CARD--BLUE]

                          POOL ENERGY SERVICES CO.

                      SPECIAL MEETING OF SHAREHOLDERS

             THIS PROXY IS SOLICITED BY NABORS INDUSTRIES, INC.


        The undersigned shareholder of Pool Energy Services Co. (the "Company") hereby appoints Eugene M. Isenberg and Anthony G. Petrello, each with full power of substitution, as proxies of the undersigned, to represent and to vote, as designated below, all shares of common stock, no par value per share, of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders, to be held on January 12, 1999, called for the purpose set forth below, and with discretionary authority with respect to such other matters as may properly come before said meeting, or at any adjournment(s), postponement(s) or rescheduling(s) thereof (the "Special Meeting"). The undersigned hereby revokes any previous proxy with respect to the matter(s) covered by this Proxy.

        Nabors Industries, Inc. strongly recommends a vote FOR the proposal.

1.  Proposal:  Approve a non-binding, precatory resolution recommending that the Company's Board of Directors arrange for the sale of the Company and take all necessary actions to effect such sale.

               /    / For         /    /  Against            /    / Abstain

2. In their discretion, the aforementioned attorneys and proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, PROVIDED YOU HAVE SIGNED THE PROXY CARD.

        Please sign exactly as your name appears on this proxy. When shares are held by Joint Tenants, both should sign. When signing as Attorney-In-Fact, Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                             DATED: ____________________________, 199_


                             __________________________________________
                                             (Signature)

                             Title:_____________________________________


                             ____________________________________________
                                     (Signature if held jointly)

                             Title:______________________________________




            PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID
                              ENVELOPE ENCLOSED